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                                                                   EXHIBIT 23.2

                                                           Arthur Andersen

                    CONSENT OF INDEPENDENT PUBIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 21, 2000 included in Data Translation, Inc.'s Form 10-KSB for the year ended November 30, 2000 and to all references to our Firm included in this registration statement.

Arthur Andersen LLP

Boston, Massachusetts
May 23, 2001